                                                           EXHIBIT 10 (i)(i)



                                AMENDED AND RESTATED CREDIT
                    AGREEMENT (364-Day) dated as of October 21, 1999
                    (this "Amendment and Restatement"), among
                    ARMSTRONG WORLD INDUSTRIES, INC. (the
                    "Borrower"), each lender listed on the signature pages hereof (each individually a "Lender" and collectively the "Lenders") and THE CHASE MANHATTAN BANK, a
                    New York banking corporation, as administrative agent for the Lenders (in its capacity as administrative agent, the "Administrative Agent").


               WHEREAS, on October 29, 1998, the Borrower, The Chase Manhattan Bank, as Administrative Agent, and certain of the Lenders entered into a 364-Day Credit Agreement (the "Credit Agreement") pursuant to which the Lenders made available to the Borrower Loans in an aggregate principal amount of $450,000,000;

               WHEREAS, the parties hereto desire to amend and restate the Credit Agreement as set forth herein; and

               WHEREAS, the Borrower and the Lenders have agreed to amend and restate, on the terms and subject to the conditions set forth herein, the Credit Agreement, to provide for the foregoing.

               NOW THEREFORE, for and in consideration of the premises and the mutual covenants herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Administrative Agent and the Lenders hereby agree as follows:

               SECTION 1. All capitalized terms which are defined in the Credit Agreement and not otherwise defined herein or in the recitals hereof shall have the same meanings herein as in the Credit Agreement.

               SECTION 2. All references to Section numbers in this Amended and Restated Credit Agreement shall, except as the context requires, be references to the corresponding Sections of the Credit Agreement.

               SECTION 3. The Credit Agreement is hereby amended as follows:

          (a) the heading is deleted and the following is substituted in lieu thereof:

                    "AMENDED AND RESTATED 364-DAY CREDIT
                    AGREEMENT dated as of October 21, 1999, among ARMSTRONG WORLD INDUSTRIES, INC. (the
                    "Borrower"), the lenders listed in Schedule 2.01 (the "Lenders") and THE CHASE MANHATTAN BANK, as administrative agent for the Lenders (the
                    "Administrative Agent").

          (b)  Section 1.01 of the Credit Agreement is amended as follows:

                    (i) The definition of "Borrower's 1997 Form 10-K" is hereby replaced in its entirety by the following:

          "Borrower's 1998 Form 10-K" means the Borrower's annual report on Form 10-K for 1998, as filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934."

                    (ii) The definition of "Borrower's Latest Form 10-Q" is hereby replaced in its entirety by the following:

               "Borrower's Latest Form 10-Q" means the Borrower's quarterly report on Form 10-Q for the quarter ended June 30, 1999, as filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934."

                    (iii) The definition of "Co-Documentation Agents" is hereby deleted in its entirety.

                    (iv) The definition of "Designated Currency" is hereby replaced in its entirety by the following:

               "Designated Currency' means Pounds Sterling, Canadian Dollars, Australian Dollars, Japanese Yen and the Euro and any other Alternate Currency that shall be designated by the Borrower in a notice delivered to the Administrative Agent and approved by the Administrative Agent and all the Banks as a Designated Currency."

                    (v) The definition of "Documentation Agent" is hereby deleted in its entirety.

                    (vi) The definition of "Existing Credit Agreement" is hereby replaced in its entirety by the following:

               "Existing Credit Agreement' means the Credit Agreement dated as of October 29, 1998, among the Borrower, the Banks party thereto and The Chase Manhattan Bank, as Administrative Agent."

                    (vii) The definition of "Syndication Agent" is hereby deleted in its entirety:

                    (viii) The definition of "Termination Date" is hereby replaced in its entirety by the following:

               "Termination Date' means October 19, 2000, or, if such day is not a Eurocurrency Business Day, the next preceding Eurocurrency Business Day, as such date may be extended pursuant to Section 2.07."

          (c) Section 2.06 of the Credit Agreement is hereby amended by deleting paragraph (b) thereof.

          (d) Section 4.04(a) of the Credit Agreement is hereby amended by (i) deleting the date December 31, 1997 therein and inserting the date December 31, 1998 in lieu thereof and (ii) deleting "Borrower's 1997 Form 10-K" and inserting "Borrower's 1998 Form 10-K" in lieu thereof.

          (e) Section 4.04(b) of the Credit Agreement is hereby amended by deleting the date June 30, 1998 therein and inserting the date June 30, 1999 in lieu thereof.

          (f) Section 4.04(c) of the Credit Agreement is hereby amended by deleting the date June 30, 1998, therein and inserting the date June 30, 1999 in lieu thereof.

          (g) Section 4.05 of the Credit Agreement is hereby amended by deleting "Borrower's 1997 Form 10-K" and inserting "Borrower's 1998 Form 10-K" in lieu thereof.

          (h)  The Credit Agreement is hereby amended by inserting a new Section
     4.11 as follows:

                    "Section 4.11. Year 2000. Any reprogramming required to permit the proper functioning, in and following the year 2000, of (a) the mission critical computer systems of the Borrower and its Subsidiaries and (b) mission critical equipment containing embedded microchips (including systems and equipment supplied by others or with which the Borrower's systems interface) and the testing of all such systems and equipment, as so reprogrammed, has been completed. The cost to the Borrower and its Subsidiaries of such reprogramming and testing and of the reasonably foreseeable consequences of Year 2000 to the Borrower and its Subsidiaries (including reprogramming errors and the failure of others' systems or Equipment) will not result in a Default or a material adverse effect."

          (i)  The definition of "Commencement of the Third Stage of EMU" in
     Section 9.12 of the Credit Agreement is hereby deleted in its entirety.

          (j) Section 9.12(b) of the Credit Agreement is hereby deleted in its entirety.

          (k) Section 9.12(c) of the Credit Agreement is hereby replaced in its entirety by the following:

                    "(b) Redenomination of Certain Foreign Currencies.  Each
               obligation of any party to this Credit Agreement to make a payment denominated in the national currency unit of any member state of the European Union that adopts the Euro as its lawful currency after the date hereof shall be redenominated into the Euro at the time of such adoption (in accordance with the EMU Legislation).

          (l) Section 9.12(d) of the Credit Agreement is deleted in its entirety.

          (m)  The Pricing Schedule to the Credit Agreement is hereby amended by
     (i) deleting the 6.50 in Category 2 of the Facility Fee Rate and inserting
     7.00 in lieu thereof and (ii) deleting the 33.50 in Category 2 of the Eurocurrency Margin and inserting 33.00 in lieu thereof.

          (n) The Commitment Schedule to the Credit Agreement is hereby replaced in its entirety by the Commitment Schedule attached as Exhibit A hereto.

          (o) "Effective Date" shall mean the date on which this Amendment and Restatement shall become effective in accordance with Section 6 below.

                    SECTION 4. Restatement. The Credit Agreement is hereby restated in the form in which it currently exists but with the changes provided for in Section 3 above.

                    SECTION 5. Representations and Warranties. The Borrower represents and warrants as of the Effective Date to the Administrative Agent on behalf of the Lenders that:

          (a) Before and after giving effect to this Amendment and Restatement, the representations and warranties set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects with the same effect as if made on the Effective Date hereof.

          (b) Immediately before and after giving effect to this Amendment and Restatement, no Event of Default or Default has occurred and is continuing.

                    SECTION 6. Conditions to Effectiveness. This Amendment and Restatement shall become effective as of the date hereof when the following conditions shall have been satisfied (or waived in accordance with Section
     9.05 of the Credit Agreement):

          (a) receipt by the Administrative Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Administrative Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

          (b) receipt by the Administrative Agent of an opinion of Walter T. Gangl, Esq., Deputy General Counsel and Corporate Assistant Secretary of the Borrower, substantially in the form of Exhibit A to the Credit Agreement and covering such additional matters relating to the transactions contemplated hereby as the Administrative Agent may reasonably request;

          (c) receipt by the Administrative Agent of all documents the Administrative Agent may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of this Amendment and Restatement, and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent;

          (d)  receipt by the Administrative Agent of all fees and expense; and

          (e) termination of the Borrower's existing credit facility dated as of February 7, 1995 among the Borrower, the lenders party thereto and Morgan Guaranty Trust Company, as administrative agent.

                    SECTION 7. Amendment and Restatement. Except as specifically amended herein, the provisions of the Credit Agreement shall remain identical in all other respects. As used therein, the terms "Credit Agreement", "herein", "hereunder", respects. As used therein, the terms "Credit Agreement", "herein", "hereunder", "hereinafter", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as amended and restated hereby.

               SECTION 8. Counterparts. This Amendment and Restatement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment and Restatement by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

               SECTION 9. Applicable Law. THIS AMENDMENT AND RESTATMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

               SECTION 10. Headings. The headings of this Amendment and Restatement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be duly executed by their duly authorized officers, all as of the date and year first above written.


                                   ARMSTRONG WORLD INDUSTRIES, INC.,

                                     By
                                        /s/ Jeffrey R. Wittenberg
                                        ---------------------------------
                                        Name:  Jeffrey R. Wittenberg
                                        Title: Assistant Treasurer

                                   THE CHASE MANHATTAN BANK, individually
                                   and Administrative Agent,

                                     By

                                        /s/ Robert T. Sacks
                                        ---------------------------------
                                        Name:  Robert T. Sacks
                                        Title: Managing Director


                                   BANK OF AMERICA, NA, formerly known as
                                   BANK OF AMERICA NATIONAL TRUST &
                                   SAVINGS ASSOCIATION,


                                     By

                                        /s/ John W. Pocalyko
                                        ---------------------------------
                                        Name:  John W. Pocalyko
                                        Title: Managing Director

                                    WACHOVIA BANK, N.A.,

                                      By /s/ James Barwis
                                         ------------------------------
                                         Name:  James Barwis
                                         Title: Vice President



                                    DEUTSCHE BANK AG NEW YORK BRANCH
                                    AND/OR CAYMAN ISLANDS BRANCH,

                                      By /s/ Hans-Josef Thiele
                                         ------------------------------
                                         Name:  Hans-Josef Thiele
                                         Title: Director

                                      By /s/ Joel Makowsky
                                         ------------------------------
                                         Name:  Joel Makowsky
                                         Title: Vice President



                                    BARCLAYS BANK PLC,

                                      By /s/ Terance Bullock
                                         ------------------------------
                                         Name:  Terance Bullock
                                         Title: Vice PresidentBW
                                                CAPITAL MARKETS,
                                                INC.


                                      By /s/ Thomas A. Lowe
                                         ------------------------------
                                         Name:  Thomas A. Lowe
                                         Title: Vice President



                                      By /s/ Kenneth J. Ward
                                         ------------------------------
                                         Name:  Kenneth J. Ward
                                         Title: Chief Financial Officer

                                    BANQUE NATIONALE DE PARIS,

                                       By /s/ Richard L. Sted
                                          -------------------------------
                                          Name:  Richard L. Sted
                                          Title: Senior Vice President

                                       By /s/ Thomas George
                                          -------------------------------
                                          Name:  Thomas George
                                          Title: Vice President
                                                 Corporate Banking
                                                 Division


                                    UNICREDITO ITALIANO S.P.A.,

                                       By /s/ Christopher Eldin
                                          -------------------------------
                                          Name:  Christopher Eldin
                                          Title: Vice President

                                       By /s/ Saiyed A. Abbos
                                          -------------------------------
                                          Name:  Saiyed A. Abbos
                                          Title: Vice President


                                    CITIBANK N.A.,

                                       By /s/ Stuart G. Miller
                                          -------------------------------
                                          Name:  Stuart G. Miller
                                          Title: Managing Director

                                    FIRST UNION NATIONAL BANK,

                                       By /s/ Joseph M. Del Tito
                                          -------------------------------
                                          Name:  Joseph M. Del Tito
                                          Title: Executive Vice President

                                    BANK ONE, NA (MAIN OFFICE CHICAGO),

                                       By /s/ Stephen E. McDonald
                                          -------------------------------
                                          Name:  Stephen E. McDonald
                                          Title: Senior Vice President

                                    MORGAN GUARANTY TRUST COMPANY OF
                                    NEW YORK

                                       By /s/ Dennis Wilczek
                                          ------------------------------------
                                          Name:  Dennis Wilczek
                                          Title: Associate


                                    PNC BANK, NATIONAL ASSOCIATION,

                                       By /s/ Brennan T. Danile
                                          ------------------------------------
                                          Name:  Brennan T. Danile
                                          Title: Assistant Vice President

                                    SOCIETE GENERAL FINANCE (IRELAND) LIMITED,

                                       By /s/ Richard Wanless
                                          ------------------------------------
                                          Name:  Richard Wanless
                                          Title: Managing Director


                                       By /s/ Aidan Storey
                                          ------------------------------------
                                          Name:  Aidan Storey
                                          Title: Account Manager

                                    SUNTRUST BANK ATLANTA

                                       By /s/ W. David Wisdom
                                          ------------------------------------
                                          Name:  W. David Wisdom
                                          Title: Vice President


                                    WESTDEUTSCHE LANDESBANK

                                       By /s/ Alan S. Bookspan
                                          ------------------------------------
                                          Name:  Alan S. Bookspan
                                          Title: Director


                                       By /s/ Walter T. Duffy, III
                                          ------------------------------------
                                          Name:  Walter T. Duffy, III
                                          Title: Vice President

                                    HSBC BANK USA,

                                       By /s/ Anna Yuen
                                          ------------------------------------
                                          Name:  Anna Yuen
                                          Title: Assistant Vice President


                                    THE BANK OF NEW YORK,

                                       By /s/ Walter C. Parelli
                                          -----------------------------------
                                          Name:  Walter C. Parelli
                                          Title: Vice President

                                    SKANDINAVISKA ENSKILDA BANKEN, NEW YORK
                                    BRANCH,

                                       By /s/ Magnus C. Lejstrom
                                          ------------------------------------
                                          Name:  Magnus C. Lejstrom
                                          Title: Vice President

                                       By /s/ Phillip Montemurro
                                          ------------------------------------
                                          Name:  Phillip Montemurro
                                          Title: Vice President


                                    FORTIS (USA) FINANCE LLC,

                                       By /s/ David Snyder
                                          ------------------------------------
                                          Name:  David Snyder
                                          Title: Senior Vice President

                                       By /s/ Eddie Matthews
                                          ------------------------------------
                                          Name:  Eddie Matthews
                                          Title: Senior Vice President

                              COMMITMENT SCHEDULE

     BANK                                              COMMITMENT
     ----                                              ----------

The Chase Manhattan Bank                               $ 50,000,000

Bank of America N.A.                                   $ 35,000,000

Deutsche Bank AG New York Branch
and/or Cayman Islands Branch                           $ 35,000,000

Morgan Guaranty Trust Company
Of New York                                            $ 35,000,000

Wachovia Bank, N.A.                                    $ 35,000,000

Bank One, NA (Main Office Chicago)                     $ 20,000,000

Barclays Banks PLC                                     $ 20,000,000

Citibank N.A.                                          $ 20,000,000

First Union National Bank                              $ 20,000,000

Marine Midland Bank                                    $ 20,000,000

Societe Generale Finance (Ireland)
Limited                                                $ 20,000,000

Westdeutsche Landesbank                                $ 20,000,000

The Bank of New York                                   $ 15,000,000

Banque Nationale De Paris                              $ 15,000,000

BW Capital Markets, Inc.                               $ 15,000,000

Fortis (USA) Finance LLC                               $ 15,000,000

PNC Bank, National Association                         $ 15,000,000

Skandinaviska Enskilda Banken                          $ 15,000,000

Suntrust Bank, Atlanta                                 $ 15,000,000

Unicredito Italiano S.p.A.                             $ 15,000,000
                                                       ------------
                                                       $450,000,000

                                PRICING SCHEDULE

          "FACILITY FEE RATE" and "EUROCURRENCY MARGIN" mean, for any date, the applicable rate set forth below in the row opposite such term based upon the ratings by S&P and Moody's, respectively, applicable on such date to the Index
Debt:


-----------------------------------------------------------------------------------------------------------------------------
                         Category 1        Category 2        Category 3        Category 4        Category 5        Category 6
                         A/A2 or           A-/A3             BBB+Baal          BBB/Baa2          BBB/Baa2          BBB/Baa3
                         Higher                                                And A2/P2         And not           Or Lower
                                                                                                 A2/Ps
-----------------------------------------------------------------------------------------------------------------------------
Eurocurrency               30.00             33.00             37.00             45.00             45.00             62.50
Margin (bp)
-----------------------------------------------------------------------------------------------------------------------------
Facility Fee                5.00              7.00              8.00             10.00             10.00             12.50
Rate (bp)
-----------------------------------------------------------------------------------------------------------------------------

          For purposes of the foregoing, (i) if S&P or Moody's shall not have in effect a rating for the Index Debt, then such rating agency shall be deemed to have established a rating in Category 5; (ii) if the ratings established or deemed to have been established by S&P and Moody's for the Index Debt shall fall within different categories, the applicable rate shall be based on (A) if the ratings are in adjacent categories, the higher of the two ratings and (B) if the ratings are in non-adjacent categories, the rating immediately below the higher of the two ratings; and (iii) if the ratings established or deemed to have been established by S&P and Moody's for the Index Debt shall be changed (other than as a result of a change in the rating system of such rating agency), such change shall be effective as of the date on which it is first announced by the applicable rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change.

          "MOODY'S" means Moody's Investors Service, Inc.

          "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

          "INDEX DEBT" means the senior unsecured long-term debt securities of the Borrower without third-party enhancement, and any rating assigned to any other debt security of the Borrower shall be disregarded.